UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			1-16463		13-4004153
(State or other jurisdiction of incorporation)			(Commission File Number)		(I.R.S. Employer Identification No.)

701 Market Street,	St. Louis,	Missouri			63101-1826
(Address of principal executive offices)					(Zip Code)

Registrant's telephone number, including area code:				(314)	342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐			Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐			Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐			Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐			Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Peabody Energy Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) on May 9, 2024.

The voting results for each matter voted on at the 2024 Annual Meeting are as set forth below:

1.Elect nine directors for a one-year term:

Director	For	Against	Abstentions	Broker Non-Votes
Bob Malone	79,939,808	1,413,636	93,671	23,424,115
M. Katherine Banks	80,716,749	639,548	90,818	23,424,115
Andrea E. Bertone	76,027,964	5,328,855	90,296	23,424,115
William H. Champion	80,725,451	630,065	91,599	23,424,115
Nicholas J. Chirekos	79,630,317	1,767,157	49,641	23,424,115
Stephen E. Gorman	78,509,269	2,843,475	94,371	23,424,115
James C. Grech	80,710,288	639,616	97,211	23,424,115
Joe W. Laymon	80,470,536	885,166	91,413	23,424,115

2.Approve, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstentions	Broker Non-Votes
79,561,348	1,486,282	399,485	23,424,115

3.Approve, on an advisory basis, the frequency of holding future advisory votes to approve Peabody’s named executive officers’ compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
75,464,87	221,579	5,328,237	432,427	23,424,115

4.Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024:

For	Against	Abstentions	Broker Non-Votes
102,565,954	2,229,459	75,817	0

Pursuant to the foregoing: (1) each of the nine directors was elected to serve for a one-year term, (2) the compensation of the Company’s named executive officers was approved on an advisory basis, (3) the frequency of future advisory votes to approve Peabody’s named executive officers’ compensation was approved to occur on an annual basis; and (4) the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

May 9, 2024	By: /s/ Scott T. Jarboe
Name: Scott T. Jarboe
Title: Chief Administrative Officer and Corporate Secretary

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